                                                                 EXHIBIT 10(j)

                            ASSET PURCHASE AGREEMENT

                                    BETWEEN

                                FMC CORPORATION

                                      AND

                             APOGEE ROBOTICS, INC.

                                 JULY 12, 1995

                            ASSET PURCHASE AGREEMENT

        THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made as of June   ,
1995, by and between FMC Corporation, a Delaware corporation ("Buyer"), and Apogee Robotics, Inc., a Colorado corporation ("Seller").

                                   WITNESSETH

        WHEREAS, Seller is a debtor and debtor-in-possession under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") having filed a petition for reorganization (the "Chapter 11 Case") on December 9, 1994, with the United States Bankruptcy Court for the District of Colorado (the "Bankruptcy Court");

        WHEREAS, Seller conducts a business which manufactures and sells advanced material handling and information systems including automatic guided vehicle systems (the "Business");

        WHEREAS, upon the terms and subject to the conditions of this Agreement, Buyer desires to purchase from Seller and Seller desires to sell to Buyer, certain of Seller's assets used or useful in conducting the Business as set forth herein;

        NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                          Purchase and Sale of Assets

Section 1.1  Basic Transaction

        (a) Purchased Assets. For purposes of this Agreement, the term "Purchased Assets" means all properties, assets and rights which Seller is obligated to convey to Buyer under this Agreement. On and subject to the terms and conditions set forth in this Agreement, Buyer hereby agrees to purchase from Seller, and Seller hereby agrees to sell, convey, assign, transfer, and deliver to Buyer on the Closing Date (as defined in Section 1.5(b) below), all of the business, properties, assets and rights of any kind, whether tangible or intangible, real or personal, of Seller, described in Exhibit A attached to and incorporated by reference in this Agreement.

Section 1.2 Assumption of Liabilities. Buyer shall not assume or in any manner become liable or responsible for any liability, obligation, debt, tax, contract or commitment of Seller of any kind or nature, known or unknown, existing prior to closing or thereafter arising, contingent or otherwise. Without limiting the generality of the foregoing, Buyer shall not (i) assume or in any way become liable or responsible for any of Seller's liabilities or obligations relating to, arising out of or incurred in connection with the use of operation of any of Seller's properties or facilities or arising under or pursuant to any environmental laws or similar common law theories or arising under or in connection with any employee benefit plans or arrangements or any fringe benefits provided by Seller or (ii) have any obligation to offer employment to any of Seller's employees.

Section 1.3     Purchase Price.

        (a) The total purchase price for the Purchased Assets (the "Purchase Price") shall be $40,000 for Products FOB Rochester Hill, MI and for Technology FOB Loveland, CO.

Section 1.4     Seller's Disclaimers.

        (a) THE PURCHASED ASSETS WILL BE SOLD "AS-IS". SELLER EXCLUDES AND DISCLAIMS ALL WARRANTIES, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE PURCHASED ASSETS, OTHER THAN THOSE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT.

        (b) Buyer shall prepare an allocation of the Purchase Price among the Purchased Assets within 90 days after the Closing Date ("the Allocation Schedule") and shall submit the Allocation Schedule to Seller. Buyer and Seller shall report on an allocation of the Purchase Price among the Purchased Assets in accordance with the Allocation Schedule in the filing of all tax returns and in the course of any tax audit, tax review or tax litigation thereto.

Section 1.5     Closing Transaction.

        (a) On the terms and subject to the conditions set forth in this Agreement, the parties agree to consummate the following closing transactions on the Closing Date:

                (i) Buyer will deliver the Purchase Price determined in accordance with Section 1.3 hereof;

                (ii) Seller will convey all of the Purchased Assets to Buyer and will deliver to Buyer bills of sale and all other instruments of conveyance consistent herewith which are necessary of desirable to effect or evidence transfer of the Purchased Assets to Buyer, free and clear of all liens, claims, charges, interests and encumbrances, and such other instruments and documents as are required herein to be delivered by Seller to Buyer at the closing; and

                (iii) Seller shall deliver to Buyer a certificate of Seller to the effect that Seller has provided or caused to be provided notice (the "Hearing Notice"), which Seller reasonably believes to be adequate, either by publication or mailing, of the hearing on confirmation of the Order (the "Hearing") to all persons entitled to receive such notice under the Bankruptcy Code and the Federal rules of Bankruptcy Procedures and to all other claimants against Seller or which Seller has actual knowledge.

        (b) The closing of the transactions contemplated by this Agreement (the "Closing") will take place by an exchange of closing payments and documents, which may be in counterparts, on the date which is the later to occur of: (i) the 5th business day following entry by the Bankruptcy Court of the Order, (ii) the first day on which there is no stay of such order in effect and (iii) the date on which all the conditions to closing set forth in Article 2 have been satisfied; or on such other date as the parties may mutually agree, but in no event on any date later than October 31, 1995. The date and time of the Closing is herein referred to as the "Closing Date".

                                   ARTICLE 2
                             Conditions to Closing

Section 2.1 Conditions to Buyer's Obligations. The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:

        (a) On or before October 31, 1995, the Bankruptcy Court shall have entered, and the clerk of the Bankruptcy Court shall have entered on the docket, and order pursuant to Section 363 of the Bankruptcy Code (the "Order"), in form and substance reasonably satisfactory to Buyer, which Order shall, among other things: (i) confirm that notice provided by Seller to all persons entitled to receive such notice under the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure and to all other known claimants against Seller was adequate; (ii) approve the execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby; (iii) confirm that Buyer constitutes a good faith purchaser within the meaning of
Section 363 of the Bankruptcy Code; (iv) confirm that Buyer is not a successor to the Seller including, without limitation, under or pursuant to any Environmental Laws or similar common law theories; and (v) confirm that Buyer shall acquire the Purchased Assets free and clear of all liens, security interests, claims, debts, liabilities, charges, interests and other encumbrances.

        (b) The representations and warranties of Seller set forth in Article 4 hereof will be true and correct at and as of the Closing Date as though then made and as though the Closing Date were substituted for the date of this Agreement throughout such representations and warranties.

        (c) Seller will have performed all of the covenants and agreements required to be performed by it prior to the Closing under this Agreement.

        (d) All consents by third parties that are required for the transfer of control of any of the Purchased Assets to Buyer as contemplated hereby and releases of all liens, charges, security interests and other encumbrances on the Purchased Assets (other than as specifically contemplated hereby) will have been obtained on terms and conditions reasonably satisfactory to Buyer.

        (e) Other than in connection with the Chapter 11 case, no action or proceeding by or before any court or government agency or body will be pending or threatened wherein an unfavorable judgment, decree or order could (i) prevent the carrying out of this Agreement or any of the transactions contemplated hereby, (ii) declare unlawful the transactions contemplated by this Agreement, (iii) cause such transactions to be rescinded, or (v) adversely affect the right of Buyer to own, operate or control the Purchased Assets.

        (f) On the Closing Date, Buyer will have received all of the following:

                (i) an officers' certificate in the form set forth in Exhibit B attached hereto, dated the Closing Date, stating that the conditions specified in subsections (a) through (e) hereof, inclusive, have been satisfied;

                (ii) copies of all necessary governmental approvals and third party consents Seller is required to obtain prior to the Closing Date in order to effect the transactions contemplated by this Agreement;

                (iii) such instruments of sale, transfer, assignment, conveyances and delivery, in form and substance reasonably satisfactory to counsel for Buyer, as are required in order to transfer to Buyer good and marketable title to the Purchased Assets free and clear of all liens and encumbrances;

                (iv) certified copies of resolutions of Seller's board of directors authorizing and approving this Agreement and Seller's consummation of the transactions contemplated hereby;

                (v) a certified copy of the Order; and

                (vi) such other documents or instruments as Buyer reasonably requests to effect or evidence the transactions contemplated hereby.

        (g) All proceedings to be taken by Seller in connection with the consummation of the Closing on the Closing Date and the other transactions contemplated hereby and all certificates, instruments and other documents required to effect the transactions contemplated hereby reasonably requested by Buyer will be satisfactory in form and substance to Buyer.

        (h) The Closing shall have occurred on or before October 31, 1995.

Any condition specified in this Section 2.1 may be waived in a writing executed by Buyer at or prior to the Closing.

Section 2.2 Conditions to Seller's Obligations. The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:

        (a) The representations and warrants of Buyer set forth in Article 5 hereof will be true and correct at and as of the Closing Date as though then made and as though the Closing Date were substituted for the date of this Agreement throughout such representations and warranties.

        (b) Buyer will have performed all of the covenants and agreements required to be performed by it prior to the Closing under this Agreement.

        (c) Other than in connection with the Chapter 11 Case, no action or proceeding by or before any court or government agency or body will be pending or threatened wherein an unfavorable judgment, decree or order could (i) prevent the carrying out of this Agreement or any of the transactions contemplated hereby, (ii) declare unlawful the transactions contemplated by this Agreement
(iii) cause such transactions to be rescinded.

        (d) On the Closing Date, Seller will have received all of the following:

                (i) an officers' certificate in the form set forth in Exhibit B attached hereto, dated the Closing Date, stating that the conditions specified in subsections (a) through (c) hereof, inclusive, have been satisfied;

                (ii) such other documents or instruments as Seller reasonably requests to effect of evidence the transactions contemplated hereby.

        (e) All proceedings to be taken by Buyer in connection with the consummation of the Closing on the Closing Date and the other transactions contemplated hereby and all certificates, instruments and other documents required to effect the transactions contemplated hereby reasonably required by Seller will be satisfactory in form and substance to Seller.

        (f) the Closing shall have occurred on or before October 31, 1995.

Any condition specified in this Section 2.2 may be waived in a writing executed by Seller at or prior to the Closing.

                                   ARTICLE 3
                    Representations and Warranties of Seller

        Seller hereby represents and warrants to Buyer that:

Section 3.1 Corporate Organization and Power. Seller is a corporation duly organized and validly existing under the laws of the State of Colorado, and subject to the approval of this Agreement by the Bankruptcy Court, has full corporate power and authority to enter into this Agreement and perform its obligations hereunder.

Section 3.2 Authorization. The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action and no other corporate proceedings on Seller's part are necessary to authorize the execution, delivery or performance of this Agreement.

Section 3.3 No Breach; Valid and Binding Effect. The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or result in any breach of, (b) constitute a default under, (c) result in a violation of, (d) give any third party the right to terminate or accelerate any obligation under, (d) result in the creation of any lien, security interest, charge or encumbrance upon the Purchased Assets under, or (e) result in the creation of any lien, security interest, charge or encumbrance upon the Purchased Assets under, or (f) require any authorization, consent, approval, exemption or other action by, or notice to, any court or other governmental body, under the provisions of Seller's certificate of incorporation or by-laws or any indenture, mortgage, lease, loan agreement or other agreement or Instrument to which Seller is bound or by which it is affected, or any law, statute, rule or regulation to which Seller is subject. This Agreement and the other agreements contemplated hereby constitute valid and binding obligations of Seller, enforceable in accordance with their terms, except as may be limited by (i) bankruptcy, insolvency, reorganization or other laws of general application to or affecting the enforcement of creditors rights and (ii) the availability of remedies under general equitable principles. The bills of sale, assignments and other instruments to be delivered at the Closing will be adequate to transfer good and marketable title to the Purchased Assets free and clear of all liens, claims, debts, liabilities, security interest, charges or other encumbrances.

Section 3.4 Title to Properties. Upon consummation of the transactions contemplated hereby and except for any security interests in the Purchased Assets granted by Buyer, Buyer will have good and marketable title to all of the Purchased Assets, free and clear of all liens, claims, debts, security interests, liabilities, charges or other encumbrances, pursuant to the Chapter 11 Plan or the Final Order authorizing the 383 Sale.

Section 3.5 Proprietary Rights.

        (a) No claim by any third party contesting the validity, enforceability, use or ownership of the Technology portion of the Purchased Assets has been made, is currently outstanding or is threatened;

        (b) There are no patents, trademarks, copyrights, trade secrets or other intellectual property necessary for the use or ownership of the Technology not included in the Purchased Assets;

        (c) Seller has not received any notices of, nor is it aware of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to rights included in the Purchased Assets, including, without limitation, any demand or request that Seller license rights from a third party; and

        (d) Neither the Technology nor Seller has infringed, misappropriated or otherwise come into conflict with any rights of any third parties and Seller is not ware of any infringement, misappropriation or conflict which will occur as a result of the continued use or ownership of the Technology as currently conducted or as currently proposed to be conducted.

Section 3.6 Closing Date. All of the representations and warranties of Seller contained in this Article 3 and elsewhere herein and all information delivered in any schedule, attachment or exhibit hereto are true and correct in all material respects on the date of this Agreement and will be true and correct in all material respects on the Closing Date, except for inaccuracies resulting from changes in the ordinary course of business.

                                  ARTICLE 4
                   Representations and Warranties of Buyer

        Buyer hereby represents and warrants to Seller that:

Section 4.1 Corporate Organization and Power. Buyer is a corporation duly organized and validly existing under the laws of the State of Delaware with full corporate power and authority to enter into this Agreement and perform its obligations hereunder.

Section 4.2 Authorization. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action and on other corporate proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement. Subject to the approval of this Agreement by the Bankruptcy Court, this Agreement constitutes a valid and binding obligation of Buyer, enforceable in accordance with its terms, except as may be limited by (a) bankruptcy, insolvency, reorganization or other laws of general application to or affecting the enforcement of creditors' rights and (b) the availability of remedies under general equitable principles.

Section 4.3 Litigation. There are no actions, suits, proceedings, orders or investigations pending or, to buyer's knowledge, threatened against or affecting Buyer at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would adversely affect Buyer's performance under this Agreement or the consummation of the transactions contemplated hereby.

Section 4.4 Notification. From the date hereof to the Closing, buyer will promptly inform Seller in writing of any material adverse variances from the representations and warranties contained in this Article 4.

Section 4.5 Closing Date. All of the representations and warranties of Buyer contained in this Article 4 and elsewhere herein and all information delivered in any scheduled, attachment or exhibit hereto are true and correct in all material respects on the date of this Agreement and will be true and correct on the Closing Date.


                                  ARTICLE 5
                                 Termination

Section 5.1 Termination. This Agreement may be terminated at any time prior to the Closing:

        (a)    by mutual consent of Seller and Buyer;

        (b) by either Seller or Buyer, if there has been a material misrepresentation or breach of warranty or material breach of covenant on the part of the other party in the representations and warranties or covenants set forth in this Agreement;

        (c) by Buyer or by Seller if the Closing shall not have occurred on or prior to October 31, 1995; provided that a party shall not be entitled to terminate this Agreement pursuant to this subsection (c) if their willful breach of this Agreement has prevented the consummation of the transactions contemplated hereby.

Section 5.2 Effect of Termination. In the event of termination of this Agreement by either Buyer or Seller as provided above, this Agreement will forthwith become void.

                                   ARTICLE 6
                             Additional Agreements

Section 6.1 Survival. The representations, warranties, covenants and agreements set forth in this Agreement, or in any writing in connection with this Agreement, shall survive the Closing Date and the consummation of the transactions contemplated hereby.

Section 6.2 Agreement to Support Certain Orders. Buyer and Seller hereby agree to take all action within their power to support the entry of the Order.

Section 6.3 Transition Assistance. Following the Closing and the delivery to Buyer of the Purchased Assets, at buyer's request Seller will make available to Buyer the services of Jim Currier and/or Jim Jones for the purpose of assisting Buyer in the transfer and implementation of the Technology. A request for such assistance shall be made on Buyer's regular purchase order. Buyer shall pay Seller for such assistance as follows:

                Jim Currier - $125 per hour

                Jim Jones   - $75  per hour

Section 6.4 Non-Exclusivity. Should (I) Seller resume normal business operations and notify Buyer that Seller wishes to use the Technology or (II) a third party acquire all or part of Buyer, including the business represented by the Apogee Orbitor 750 and 6000 products, Buyer and Seller (or a third party purchaser) shall each have a non-exclusive right to use the Technology.

Section 6.5 Pre-Closing Covenant - Prior to Closing, Seller will comply with all legal requirements (including all orders of the Bankruptcy Court) and will use all reasonable efforts to obtain all third party, governmental and judicial consents and approvals necessary or desirable to consummate the transactions contemplated hereby.

                                   ARTICLE 7
                                 Miscellaneous

Section 7.1 Expenses. Except as otherwise expressly provided herein, each party will pay all of its expenses, including attorneys' fees, incurred in connection with the negotiation of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated by this Agreement. Seller shall be responsible for any and all sales, use, transfer and similar tax liabilities and any other tax liabilities of Seller arising out of the transactions contemplated by this Agreement. Seller's expenses shall be paid by it in accordance with applicable provisions of the Bankruptcy Code and Bankruptcy Rules.

Section 7.2 Further Transfers. Subject to the terms hereof, Seller will execute and deliver such further instruments of conveyance and transfer and take such additional action as Buyer may reasonably request to effect, consummate, confirm or evidence the transfer to Buyer of the Purchased Assets. Subject to the terms hereof, Seller will execute such documents as may be necessary to assist Buyer in preserving or perfecting its rights in the Purchased Assets.

Section 7.3 Amendment and Waiver.

    (a) This Agreement may be amended, and any provision of this Agreement may be waived, provided that any such amendment or waiver will be binding upon Seller only if such amendment or waiver is set forth in a writing executed by Seller, any any such amendment or waiver will be binding upon Buyer only if such amendment or waiver is set forth in a writing executed by Buyer; and provided further that any material amendment shall be approved by the Bankruptcy Court.

    (b) No course of dealing between or among any persons having any interest in this agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement, and no oral representation by Buyer or Seller or any representatives thereof made with regard to the subject matter of this Agreement are binding upon Buyer or Seller respectively.

Section 7.4 Public Disclosure. Prior to the Closing, the Seller and Buyer shall cooperate in the preparation of all press releases and other public announcements and all announcements to the Seller's creditors, customers, suppliers or employees relating to this Agreement and the transactions contemplated hereby. Seller and the Buyer shall cooperate to prepare a joint press release to be issued on the Closing Date, subject to compliance with applicable law.

Section 7.5 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provision of this Agreement will be in writing and will be deemed to have been given when (i) personally delivered, sent by telecopy (with hard copy to follow) or by reputable overnight carrier or (ii) three days following mailing by first class mail, return receipt requested. Notices, demands and communications to Buyer and Seller will, unless another address is specified in writing, be sent to the address indicated below:

     Notices to Seller:

          Apogee Robotics, Inc.
          1301 Meadowwood Lane
          Charlotte, NC 28211

          with a copy to:

          Thomas F. Quinn, Esq.
          Jones & Keller
          16 Broadway
          Suite 1600
          Denver, CO 80202

     Notices to Buyer:

          FMC Corporation
          200 East Randolph Drive
          Chicago, IL 60601
          Attn:  Corporate Secretary

          with copy to:

          Mr. Liam Collins
          Division Manager
          Material Handling Systems Division
          FMC Corporation
          200 East Randolph Drive
          Chicago, IL 60601

Section 7.6 Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of buyer and Seller and their respective successors and assigns but may not be assigned by Seller without the prior written consent of Buyer and may not be assigned by buyer without the prior written consent of Seller.

Section 7.7 Captions. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement.

Section 7.8 Complete Agreement. This document and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

Section 7.9 Counterparts. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

Section 7.10 Governing Law. The local law of the State of Colorado will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

Section 7.11 Incorporation of Exhibits and Schedules. The exhibits and schedules identified in this Agreement are incorporated herein by reference and made a part hereof. Buyer and Seller acknowledge and agree that, except as otherwise expressly provided herein, in the event of any conflict between the terms of this Agreement and the terms of any such exhibit or schedule, the terms of the Agreement shall control.

Section 7.12 Construction of Financial Provisions. Wherever any provision of this Agreement calls for the application of financial tests such as, by example, the determination of value or liability, such financial tests shall be determined in accordance with generally accepted accounting principles, consistently applied.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.


FMC CORPORATION                             APOGEE ROBOTICS, INC.


By /s/ LIAM COLLINS                         By /s/ JAMES R. CURRIER
   ----------------------------                -------------------------------
Its DIVISION MANAGER                        Its PRESIDENT
    ---------------------------                 ------------------------------
    July 14th, 1995                             July 18, 1995

                             PRODUCT AND TECHNOLOGY
                           PURCHASE AGREEMENT BETWEEN
                      APOGEE ROBOTICS, INC. AND FMC CORP.

Parties to the Agreement:

Whereas, Apogee Robotics, Inc., with its principle place of business 1428 Glenda Ct., Loveland, CO 80537, desires to Sell, and FMC Corporation, MHS Division, 400 Highpoint Drive, Chalfont, PA 18914, desires to Buy, now therefore for mutual consideration, the parties agree as follows:

Technology Purchased:

(1) Mechanical Design of the Apogee Orbitor 750 and 8000 Products, evidenced by complete transfer of the following packages:

        - Complete set of latest revision mechanical drawings in the following formats:

                Full size hard copy & Autocad ver. 12 files on 3-1/2 or 5-1/4 diskettes.

        - Complete set of latest revision electromechanical schematics in the following formats:

                Full size hard copy & Autocad ver. 12 files on 3-1/2 or 5-1/4 diskettes.

        - Complete Bill of Materials for all mechanical and electromechanical components in the following formats:

                Hard copy and NMass files on 3-1/2 or 5-1/4 diskettes.

        - Vendor catalog specification sheets for all components listed on Bill of Materials

        - Latest revision maintenance manual for Orbitor 6000

        - Latest revision maintenance manual for Orbitor 750

(2) Orbitor 750 Software Quoting Package, including:

        - Set-up documentation.

        - Application software for MS Excel for Windows.

        - One hard copy of a sample approximate price quotation.

Products Purchased:

(1) Chassis of one (1) Orbitor 750 vehicle, including:

        - Mechanical frame and associated support brackets.

        - Drive motors, wheels, brakes, transmissions and encoders.

        - Power components including servo amplifiers.

(2) One (1) prototype Orbitor 6000 vehicle, including:

        - Raymond 111 Walkie, 6000 lb. capacity.

        - All components for a complete Apogee automation package.

(3) Two (2) Lawn II RF spread spectrum radio modems with power supplies.

Total Purchase Price: $40,000.00, for Products FOB Rochester Hills, MI and Technology documentation FOB Loveland, CO.

Optional Consulting Services:

FMC has the option at its sole discretion, to seek the assistance of the following Apogee Robotics, Inc., employees at the agreed upon rates.


(1) Consulting Services for Jim Currier $125.00/hour;

(2) Consulting Services for Jim Jones $75.00/hour

These services are for the purpose of assisting FMC in transfer and implementation of the technology acquired in this document. These consulting services will be applicable only after all equipment and components described in this document have been received and accepted by FMC. FMC must approve and issue a separate FMC purchase order before any consulting work is performed.

Terms and Conditions:

(1) The Technology and Products are "as is" without warranties of any kind, including suitability of purpose and merchantability.

(2) FMC will indemnify and hold Apogee harmless against any FMC use of the Products or Technology which results in any action or award against FMC.

(3) Purchase of the Technology is exclusive, except for the following conditions, in which case the purchase and subsequent use of the Technology becomes non-exclusive to FMC, but FMC may continue to use the Products and Technology.

    (a) Apogee resumes normal business operations and uses the Product and Technology for its own benefit; and

    (b) Another third party purchases the entire Technology package from Apogee (including guidance, electrical, etc., excluded from this arrangement).


(4) Conditions Precedent:

    (a) Approval of the Apogee Creditor's Committee; and

    (b) Bankruptcy Court.

(5) Governing Law: State of Colorado.

(6) Assignment: None without the express written consent of the non-assigning party.

(7) Apogee warrants that it is the lawful owner of the property being sold and that all items included in this document are free and clear of any liens and incumberances or other legal liability.

(8) Upon execution of this Agreement, Apogee agrees to ship the Orbitor 750 and Orbitor 6000 to FMC within ten (10) working days.


    SELLER: Apogee Robotics, Inc.  BUYER: FMC Corporation
                                          Material Handling Systems Div.
                                          400 Highpoint Drive
                                          Chalfont, PA 18914


    NAME: /s/ JAMES R. CURRIER     NAME: /s/ LIAM COLLINS
          ----------------------         ----------------------

    DATE: 7/18/95                  DATE: 7/14/95
          ----------------------         ----------------------

                                                                      EXHIBIT B


                        OFFICERS' CERTIFICATE OF SELLER

        I, __________________________, certify that I am the duly elected and acting President of Apogee Robotics, Inc., a Colorado corporation ("Seller"), and that:

1. The representation and warranties of Seller contained in Article 3 of that certain Asset Purchase Agreement, dated June ____, 1995, (the "Purchase Agreement"), by and between FMC Corporation, a Delaware corporation (the "Buyer") and Seller, are true and correct as of the date hereof as though made on the date hereof and as though the date hereof was substituted for the date of the Purchase Agreement throughout such representations and warranties.

2. Each of the conditions set forth in Section 2.1 (a) through 2.1 (e), inclusive, of the Purchase Agreement have been satisfied.

3. Seller has provided or caused to be provided notice, which Seller reasonably believes to be adequate, either by publication or mailing, of the hearing on confirmation of the Order (as defined in the Purchase Agreement) to all persons entitled to receive such notice under the Federal Bankruptcy Code and the Federal Rules of Bankruptcy Procedure and to all other claimants against Seller of which Seller has actual knowledge.



Date: ___________________________, 1995


                                                APOGEE ROBOTICS, INC.


                                                _______________________________

                                                By_____________________________

                                                Its____________________________